SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of report (Date of earliest event reported): March 2, 2007

THE PNC FINANCIAL SERVICES GROUP, INC.

(Exact name of Registrant as Specified in Charter)

Pennsylvania	001-09718	25-1435979
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

One PNC Plaza
249 Fifth Avenue
Pittsburgh, Pennsylvania	15222-2707
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (412) 762-2000

Not Applicable (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

     On March 2, 2007 at 11:59 p.m., pursuant to the terms and conditions of the Agreement and Plan of Merger, dated as of October 8, 2006 (the “Merger Agreement”), between Mercantile Bankshares Corporation (“Mercantile”) and The PNC Financial Services Group, Inc. (“PNC”), Mercantile and PNC completed the merger (the “Merger”) in which Mercantile merged with and into PNC, with PNC as the surviving corporation.

     Pursuant to the Merger Agreement, each share of Mercantile common stock outstanding at the effective time of the Merger was converted into the right to receive 0.4184 of a share of PNC common stock and $16.45 in cash, without interest, (collectively, “the Merger Consideration”). Each outstanding option to purchase shares of Mercantile common stock, whether vested or not, was cancelled at the effective time of the Merger in exchange for the right to receive a lump sum cash payment equal to the excess of the cash equivalent of the Merger Consideration over the exercise price per share of the option, subject to the terms of the Merger Agreement. Each outstanding restricted share and restricted stock unit of Mercantile common stock, whether vested or not, was cancelled at the effective time of the merger and converted into the right to receive, without restrictions, the Merger Consideration. Each phantom stock unit with respect to Mercantile common stock ceased to represent rights with respect to Mercantile common stock at the time of the Merger and was converted into the right to receive either the cash equivalent of the Merger Consideration, the Merger Consideration, or a number of phantom stock units of PNC based on the implied exchange ratio in the Merger, subject to the terms of the Merger Agreement. PNC will pay an aggregate of approximately $6 billion in PNC common stock and cash to Mercantile stockholders.

     This description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is attached as Exhibit 2.1 to this report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of October 8, 2006, between Mercantile Bankshares Corporation and The PNC
Financial Services Group, Inc. (incorporated by reference from PNC’s Current Report on Form 8-K filed on October 10, 2006).

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 8, 2007

THE PNC FINANCIAL SERVICES GROUP, INC.
/s/ Samuel R. Patterson
Name: Samuel R. Patterson
Title:	Controller

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of October 8, 2006, between Mercantile Bankshares Corporation and The PNC
Financial Services Group, Inc. (incorporated by reference from PNC’s Current Report on Form 8-K filed on October 10, 2006).